Exhibit 10.8

Executive Severance Policy

•                  Termination without cause apart from a change in control:

•                  Chief Executive Officer/Founder

•                  9 months salary

•                  12 months COBRA

•                  Acceleration of 25% of unvested options

•                  1 year to exercise options

•                  Other Executive Officers (Direct Reports to CEO)

•                  3 months salary

•                  12 months COBRA

•                  Termination without cause or involuntary resignation within 3 months before or 12 months after a change in control:

•                  Chief Executive Officer/Founder

•                  12 months salary

•                  12 months COBRA

•                  Acceleration of 100% of unvested options

•                  1 year to exercise options

•                  Other Executive Officers (Direct Reports of CEO)

•                  9 months salary

•                  12 months COBRA

•                  Acceleration of 100% of unvested options

•                  1 year to exercise options

•                  Death or disability:

•                 All covered executives:

•                  Acceleration of 25% of unvested options

•                  1 year to exercise options

Note:

There will be no take-aways: If the governing option plan or a previously negotiated employment agreement or offer letter has a similar provision and such provision is more favorable to the employee, then that more favorable provision prevails. Previously negotiated employment and severance terms that are not addressed by the above topics remain in force.